                             STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into, effective as of January 7, 1999 (the "Effective Date"), by and between American Film Technologies, Inc., a Delaware corporation (the "Company"), and Michael Bruno (the "Holder").

                                    RECITALS


WHEREAS, Holder has agreed to render consulting services to the Company pursuant to the terms of that certain Consulting and Confidentiality Agreement dated January 7, 1999 (the "Consulting Agreement"), and


WHEREAS, pursuant to the Agreement, the Company has agreed to grant the stock option provided for herein to the Holder.

NOW, THEREFORE, the Company and the Holder covenant and agree as follows:

1. Grant of the Option . Subject to and conditioned upon the approval by the Board of Directors of the Company of this Agreement and the grant of the stock options contemplated hereby on or before January 30, 1999, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company hereby grants to the Holder a stock option (the "Option") to acquire from the Company, from time to time on the terms and conditions set forth herein, all or any portion of an aggregate of Five Hundred Thousand (500,000) shares of the Company's $.002 par value common stock (the "Common Stock"), at the price equal to the $.05 per share (the "Exercise Price"). Each of the number of shares of Common Stock into which the Common Stock is exercisable and the Exercise Price is subject to adjustment as provided in
     Section 4 hereof.

2. Term of the Option. Subject to the provisions of Section 8 hereof, the Option will commence on the date hereof and will terminate on June 16, 2001 (the "Expiration Date ").

3. Vesting: Exercise. The Holder's right to exercise all or any portion of the Option and receive the shares of Common Stock represented thereby shall become exercisable immediately as of the date hereof.

4. Adjustments Upon Changes in Capitalization or Other Significant Events. In the event of any increase or decrease in the number of the issued shares of Common Stock by reason of a stock dividend, stock split, reverse stock split or consolidation or combination of shares and the like at any time or from time to time throughout the term of the Option such that the holders of outstanding Common Stock shall have had an adjustment made, without payment therefor, in the number of shares of Common Stock owned by them or shall have become entitled or required to have had an adjustment made in the number of shares of Common Stock owned by them, without payment therefor, there shall be a corresponding adjustment as to the number of shares of Common Stock into which the Option is exercisable and to the Exercise Price, with the result that the Holder's proportionate share of Common Stock shall be maintained as before the occurrence of such event without change in the aggregate exercise price applicable in the event the Holder elected to exercise the Option in full (except for any change in the aggregate exercise price resulting from rounding-off of share quantities or prices).

5. Exercise of the Option. To exercise all or any portion of the Option, the Holder must do the following:

     (a) deliver to the Company a written notice, in the form of Exhibit "A" attached hereto and made a part hereof, specifying the number of shares of Common Stock for which the Option is being exercised;

     (b) surrender the Agreement to the Company upon complete exercise of the Option; surrender the Agreement to the Company upon complete exercise

     (c) tender payment, either in cash or by cashiers or certified check of the aggregate exercise price for the shares of Common Stock for which the Option is being exercised;

     (d) pay, or make arrangements satisfactory to the Board for payment to the Company of, all federal, state and local taxes, if any, required to be withheld by the Company in connection with the exercise of the Option or the relevant portion thereof; and

     (e) execute and deliver to the Company any other documents required from time to time by the Company in order to promote compliance with the Securities Act of 1933, as amended (the " 1933 Act"), applicable state securities laws, or any other applicable law, rule or regulation.


6. Delivery of Share Certificate. As soon as practicable after the Option or any portion thereof has been duly exercised, the Company will deliver to the Holder a certificate for the shares of Common Stock for which the Option was exercised. Unless the Option has expired or been exercised in full, the Company and the Holder agree that the Company may affix to this Agreement an appropriate notation indicating the number of shares for which the Option was exercised and return this Agreement to the Holder. If any law or regulation of the Securities and Exchange Commission (the "SEC") or of any other federal or state governmental body having jurisdiction shall require the Company or the Holder to take any action prior to issuance to the Holder of the shares of Common Stock specified in the written notice of exercise, or if any listing agreement between the Company and any national securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or such listing.

7. Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of any portion of the Option.


8. Adjustments to Term and Exercisability of the Option by the Company. The term of the Option shall expire upon occurrence of the following events:


     (a) The expiration of thirty (30) days from the date of terminating the Agreement solely as the result of Holder's material breach thereof; or

     (b) In the event the Agreement terminates as a result of Holder's death, the expiration of one (1) year from the date of Holder's death.

9. Nontransferability. The Option is not transferable other than (a) by operation of law, (b) to one or more trusts of which the Holder is a trustor, or (c) by will or the laws of descent and distribution. The Option may be exercised during the lifetime of the Holder only by the Holder or his or her court-appointed legal representative.

10. Warranties and Representations of the Holder. By executing this Agreement, the Holder accepts the Option and represents and warrants to the Company and covenants and agrees with the Company as follows:

     (a) THE SECURITIES OFFERED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND ANY SALE OF SUCH SECURITIES IS SUBJECT TO COMPLIANCE WITH, OR THE AVAILABILITY OF EXEMPTIONS FROM COMPLIANCE WITH, THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS INSTRUMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION MAY NOT LAWFULLY BE MADE. TRANSFER OF THIS INSTRUMENT AND THE SECURITIES OFFERED HEREBY IS RESTRICTED AS PROVIDED IN SECTIONS 9 AND 12 HEREOF.


     (b) The Holder acknowledges that no registration statement under the 1933 Act or under any state securities law has been filed and that the Company has no obligation except as stated in Section 4 of the Consulting Agreement to file such a registration statement in the future with respect to the Option or, any shares of Common Stock that may be acquired upon exercise of the Option or any portion thereof.


     (c) The Holder warrants and represents that the Option and any shares of Common Stock acquired upon exercise of the Option or any portion thereof will be acquired and held by the Holder for the Holder's own account, for investment purposes only, and not with a view towards the distribution or public offering thereof or with any present intention of reselling or distributing the same at any particular future time.

     (d) The Holder agrees not to sell, transfer or otherwise voluntarily dispose of any shares of Common Stock that may be acquired upon exercise of the Option or any portion thereof unless (i) there is an effective registration statement under the 1933 Act covering the proposed disposition and compliance with governing state securities laws, (ii) the Holder delivers to the Company, at the Holder's expense, a "no-action" letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such shares may be disposed of by the Holder in the manner proposed, or (iii) the Holder delivers to the Company, an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed disposition is exempt from registration under the 1933 Act and governing state securities laws.

     (e) The Holder acknowledges and consents to the appearance of a restrictive legend, in substantially the following form:

                        NOTICE: RESTRICTIONS ON TRANSFER

          The securities represented by this certificate have not been registered under the Securities Act of 1933, or any state securities laws, and may not be offered, sold, transferred, encumbered, or otherwise disposed of except upon satisfaction of certain conditions. Information concerning these restrictions may be obtained from the corporation. Any offer or disposition of these securities without satisfaction of said conditions will be wrongful and will not entitle the transferee to register ownership of the securities with the corporation.

     (f) The Holder agrees not to sell, transfer or otherwise dispose of the Option, except as specifically permitted by this Agreement and any applicable securities laws.



11. Warranties and Representations of the Company.

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The grant of the Option to the Holder has been duly authorized by all requisite corporation action on the part of the Company and the shares of Common Stock represented by the Option have been properly reserved for issuance.

     (c) The number of shares of Common Stock represented by the Option (when coupled with all shares currently outstanding and all shares to be issued upon the exercise of all other currently outstanding options granted by the Company which may be exercised absent an increase in the number of authorized shares of common stock) does not exceed the number of shares of Common Stock currently authorized for issuance by the Company's Certificate of Incorporation, as amended (the "Certificate").

     (d) No consents, approvals or permits are required to be obtained from any third person, including, without limitation, any securities commission, before the grant of the Option, nor do any conditions precedent exist (other than those specifically identified herein) that would impair the Company's ability to grant the Option hereunder.

     (e) No consents, approvals, nor permits are required to be obtained from any third person, other those which may be required under applicable securities laws, before the issuance of Common Stock upon the exercise of all or any portion of the Option.


12. Procedures Upon Permitted Transfer. Before any sale, transfer or other disposition of any of the shares of Common Stock acquired upon exercise of the Option, the Holder agrees to give written notice to the Company of his or her intention to effect such disposition. The notice must describe the circumstances of the proposed transfer in reasonable detail and must specify the manner in which the requirements of Section 10(d) above will be satisfied in connection with the proposed disposition. After (a) legal counsel to the Company has determined in good faith that the requirements of Section 10(d) above will be satisfied and (b) the Holder has executed such documentation as may be necessary to effect the proposed disposition, the Company will, as soon as practicable, transfer such shares in accordance with the terms of the notice. Any stock certificate issued upon such transfer will bear a restrictive legend, in the form set forth in
     Section 10(e) of this Agreement, unless in the opinion of the Company's legal counsel such legend is not required. Compliance with the foregoing procedures is in addition to compliance with any separate requirements applicable to the Holder under the Certificate or otherwise.

13. Rights as Stockholder. The Option, in and of itself, does not create rights in the Holder as a stockholder of the Company; provided that upon any such exercise of the Option or any portion thereof that complies with the requirements of this Agreement, the Holder shall immediately be vested with all the rights afforded to other stockholders of the Company, regardless of when the Company actually delivers certificates representing Common Stock to the Holder.

14. Further Assurances. The Holder and the Company agree, from time to time, to execute such additional documents as the other party hereto may reasonably require to effectuate the purposes of this Agreement.

15. Binding Effect. This Agreement shall be binding upon the Holder, the Company, the Holder's heirs, successors and assigns, and any corporation or other entity that succeeds to the rights and liabilities of the Company.

16. Cost of Litigation. In any action at law or in equity or any arbitration to enforce any of the provisions or rights under this Agreement, the unsuccessful party to such litigation, as determined by the court or arbitrator in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses and fees on any appeals), and if the successful party recovers judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included as part of the judgment.

17. Entire Agreement: Modifications. This Agreement constitutes the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. No modification of the Option or this Agreement, or waiver of any provision of this Agreement, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement shall not be construed as a waiver of such rights as to any continued or subsequent breach.

18. Governing Law. This Agreement shall be governed by and interpreted under the law of the State of California applicable to agreements wholly negotiated, executed and to be performed in that state.

19. Notices. Any notices that either party to this Agreement is required or may desire to give to the other shall be given by sending the same to the other at the address below, or at such other address as may be designated in writing by any party in a notice to the other given in the manner prescribed in this Section 19. All such notices shall be in writing and delivered by telex, facsimile, personal delivery or if sent by mail, certified or registered mail, return receipt requested deposited so addressed, postage prepaid. If sent by mail notices shall be deemed delivered five (5) business days after deposit in the mail.
     The addresses to which any such notices shall be given are the following:

         To Holder:

         Mr. Michael Bruno
         Digital Video Art
         307 Orchard City Drive, Suite 204
         Campbell, California 95008
         Facsimile No. (408) 378-8018

         To the Company:

         Gerald M. Wetzler
         c/o American Film Technologies, Inc.
         300 Park Avenue, 17th Floor
         New York, New York 10022
         Facsimile No. (212) 572-6460

20. Severability. Whenever possible, each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law. If any provision of this Agreement is prohibited or deemed invalid under any applicable law, however, such provision shall be ineffective only to the extent of such prohibition or invalidity, and neither the remainder of such provision nor this Agreement shall be invalidated as a result.

21. Counterparts. This Agreement may be executed by the parties in one or more counterparts, all of which taken together shall constitute one instrument.


22. Jurisdiction. The parties hereto agree to submit to the exclusive jurisdiction of the Superior Court of the State of California, County of Santa Clara, any controversy, claim or dispute arising out of or relating to this Agreement or the method and manner of performance thereof or the breach thereof.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"Company'
American Film Technologies, Inc.

By:

/s/  Gerald M. Wetzler
-----------------------------------
Gerald M. Wetzler
Chief Executive Officer




"Holder"

/s/  Michael Bruno
------------------------------------
Michael Bruno

                   CONSULTING AND CONFIDENTIALITY AGREEMENT

This Agreement sets forth the terms and conditions by which Michael F. Bruno, an individual with offices at 307 Orchard City Drive, Suite 204, Campbell, CA ("Consultant") shall provide consulting services to American Film Technologies, a Delaware corporation, with principal offices at 300 Park Avenue, 17th floor, New York, New York ("Company"). These services shall be provided to the Company on a part-time, non-exclusive basis to advise and assist it in technology-related matters.

1. Consulting Services: Consultant's services shall be rendered on an as-needed basis as requested by the Company subject to the Consultant's reasonable availability. Such duties and responsibilities shall be subject to the direction and supervision of the Company's Chief Executive Officer ("CEO") and/or the Board of Directors, and subject to the Consultant's discretion and consent. Such duties shall be consistent with:

(a) assisting and advising the Company in connection with the maintenance, modification and enhancement of its proprietary colorization process, including but not limited to the computer programming, hardware and software relating thereto; and

(b) such additional services as may be necessary to assist the CEO and the Board of Directors in the Company's financing activities and in discussions with potential strategic or financial partners.

For the purposes of this Agreement, the services set forth in (a) and (b) above shall hereinafter be referred to as the "Consulting Services". Consultant may render these services from Consultant's existing offices, home or such other place as Consultant deems appropriate. Notwithstanding the forgoing, the parties hereto recognize that Consultant may be required from time to time to travel outside of Campbell to the Company's offices and or facilities in San Diego and Tijuana, or to other locations. In the event that travel is required, the Company agrees to give Consultant such prior notice as may be practicable and to schedule such travel at a mutually convenient time.


2. Term: The term of this Agreement shall commence upon Board Approval, as hereinafter defined, and shall terminate upon the first to occur of the following (a) written termination by the Company for any reason, with or without cause; (b) June 16, 2001 (the "Expiration Date"); (c) upon one year's prior written notice by Consultant; or (d) upon ten day's prior written notice by Consultant at any time after the Company does not satisfy its obligations in Section 4. Except for the Compensation and Expenses set forth in Sections 3(b) and 4, below, and the "Options" granted to Consultant pursuant to Section 3(a), below, the Company shall have no further obligations to Consultant in the event that it or Consultant elects to terminate Consultant's Consulting Services at any time prior to June 16, 2001.


3. Compensation: In consideration for entering into this Agreement and performing the Consulting Services, the Consultant and the Company agree that the Consultant's sole compensation shall be:


(a) the grant of stock options to purchase Five Hundred Thousand (500,000) shares of the Company's common stock, at $.05 per share pursuant to the terms of the Stock Option Agreement, a form of which is attached hereto; and

(b) compensation at an hourly rate for every hour of actual Consulting Services performed by the Consultant at a rate of One Hundred and Twenty-Five Dollars ($125.00) per hour ( the "Consulting Fees"). Consultant agrees to invoice the Company monthly for any Consultant Fees, and the Company agrees to pay such invoices within thirty (30) days.


4. Registration of Shares: The Company shall register all the shares of common stock which are subject to the Stock Option grant in Section 3(a) by September 30, 1999. For purposes of this Agreement, the term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document.


5. Expenses: Consultant shall be entitled to prompt reimbursement for all reasonable out-of-pocket expenses incurred by Consultant in the performance of Consultant's Consulting Services hereunder upon submission of appropriate voucher, receipts or other reasonable substantiation thereof, including but not limited to travel, hotel, entertainment, telephone, postage, photocopying and other expenses.

6. Independent Contractor: Consultant shall, at all times, render the Consulting Services pursuant to this Agreement as an independent contractor and not as an employee, agent or servant of the Company, nor shall Consultant be deemed, by reason of this Agreement or the services performed hereto, to be an employee of the Company for purposes of withholding, employee payroll taxes, contributions, pensions, or otherwise.

7. No Benefits: Except as expressly set forth herein, Consultant shall not, as a result of Consultant Services to be rendered by him pursuant to this Agreement, be eligible to receive and/or participate in any of the employee benefits available to employees of the Company including, without limitation, health or life insurance or benefits, vacation pay, severance pay or bonus pools.

8.   Confidentiality and Proprietary Information: Consultant agrees that:


(a) Consultant shall not at any time (during or after the term of this Agreement) disclose or use, except in pursuit of the business of the Company with the Company's permission, any Proprietary Information of the Company acquired during the term of this Agreement. For purposes of this Agreement the phrase "Proprietary Information" means all information which is known or intended to be known only by Consultant, employees or directors of the Company, and which is any document, record or other information of the Company or others in a confidential relationship with the Company which relates to specific business matters including the Company's colorization process and any intended or contemplated enhancements, modifications or upgrades thereto, such as patents, patent applications, technical data, product development, software, equipment modifications, capacities, trademarks copyrights, trade secrets, secret processes, proprietary know-how, business strategies, information of the Company's business, costs, pricing, personnel, suppliers, marketing plans or identity of suppliers or customers or accounting procedures of the Company. Consultant agrees not to remove from the premises of the Company except in the pursuit of business of the Company any Proprietary Information of the Company. Consultant recognizes that all such Proprietary Information, whether developed by Consultant or by someone else for the Company are the exclusive property of the Company; and

(b) The sale or unauthorized use or disclosure of any Proprietary Information by any means whatsoever and any time before, during or after Consultant's services to the Company hereunder shall constitute unfair competition. Consultant agrees that Consultant shall not engage in unfair competition either during the time that Consultant is engaged as an independent contractor by the Company, or at any time thereafter.


(c) "Proprietary Information" used in this Section does not include information which: (1) was known to Consultant prior to the disclosure by the Company and not subject to a prior confidential relationship between the parties; (2) is or becomes legally known and available to the public prior to or subsequent to disclosure by Company; (3) was acquired by Consultant from a third party who was lawfully in possession of the information and under no obligation to maintain its confidentiality; or
     (4) was independently developed by Consultant without utilizing Proprietary Information.

9. Ownership: Consultant hereby acknowledges that all of the Proprietary Information and materials are and shall continue to be the exclusive proprietary property of the Company, whether or not prepared in whole or in part by Consultant and whether or not disclosed to or entrusted to the custody of Consultant. Consultant further hereby acknowledges that all Proprietary Information and materials (to which Consultant has had access or which Consultant has learned during Consultant's consulting), have been disclosed to Consultant solely by virtue of Consultant's consulting with the Company and solely for the purpose of assisting Consultant in performing Consultant's duties for the Company.

10. Nondisclosure and Nonuse. Consultant hereby agrees that Consultant will not, either during the course of his consulting with Company, or at any time thereafter, disclose any Proprietary Information or materials of Company, in whole or in part, to any person or entity, for an reason or purpose whatsoever, unless Company shall have given its written consent to disclosure. Consultant further agrees that Consultant shall not, either during the course of Consultant's consulting with Company or at any time thereafter use Proprietary Information: (a) in any manner other than for and in the course of Consultant's furtherance of Company; (b) for Consultant's own purposes; or (3) for the benefit of any person or entity except Company; whether such use consists of the duplication, removal, oral use or disclosure or the transfer of any unauthorized use in whatever manner, unless Company shall have given its proper written consent to such use.


11. New Developments. Consultant further agrees that during the course of Consultant's Consulting Services, Consultant will promptly disclose to Company any and all improvements, inventions, developments, discoveries, innovations, systems, techniques, ideas, processes, programs and other things which may be of assistance to Company, whether or not patentable or copyrightable, arising during the term of this Agreement out of any development, services or products made or conceived by Consultant in pursuit of the business of the Company, alone or with others who are employed by Company or other independent contractors engaged by the Company (collectively referred to hereinunder as the "New Developments"). Consultant further agrees that all such New Developments shall be and remain the sole and exclusive property of Company and that Consultant shall, upon request of Company, and without further compensation, do all lawful things reasonably necessary to ensure Company's ownership of such New Developments including without limitation the execution of any necessary documents assigning and transferring to Company and its assigns all of Consultant's rights, title and interest in and to such New Developments, and the rendering of assistance in execution of all necessary documents required to enable Company to file and obtain patents or copyright in the United States and foreign countries on any of such New Developments.

12. Surrender of Material Upon Termination of Agreement:. Consultant hereby agrees that, upon termination of this Agreement, for whatever reason and whether voluntary or involuntary, or at any time at the request of Company, Consultant will immediately surrender to Company all of the property and other things of value in Consultant's possession, or in the possession of any other person or entity under Consultant's control, including without limitation all personal notes, drawings, manuals, documents, photographs, or the like, and copies thereof, relating to any Proprietary Information or materials or New Developments, or relating to the business of the Company.

13. Solicitations of Employment: Upon termination of this Agreement, Consultant hereby agrees not to induce or attempt to induce any person who, at the time of termination of Consultant's employment, was an officer, director, Consultant, principal or agent of Company, or any of its affiliated companies to leave his or her employment, agency, directorship or office with Company.


14. Board Approval: The Consultant's and the Company's obligations hereunder are subject to and conditioned upon the Company's Board of Directors approving, on or before January 31, 1999, this Agreement, and authorizing the grant of the Options and the issuance of the shares of the Company's common stock in connection with the exercise thereof (the "Board Approval").


15. Non-Exclusive Agreement, Consultant's Obligations to Digital Video Art, Inc. (DVA): The parties to this Agreement agree that Consultant's Consulting Services rendered hereby shall be of a non-exclusive nature and nothing contained herein shall prohibit Consultant from engaging in any other business enterprise nor shall require Consultant to render more than twenty (20) hours of service to the Company during any thirty (30) day period. In addition to the foregoing, the parties hereto acknowledge and agree that the Consulting Services which Consultant renders to the Company may not violate the satisfaction of Consultant's existing obligations and responsibilities to DVA or any of its subsidiary or affiliated entities. The Company further acknowledges and agrees that in the event it seeks to implement modifications or upgrades to its existing patents, software, equipment or other New Developments, Consultant may upon prior notice to the Company render such services through DVA.


16. Noncompetition. Except as prior or existing engagements and further work with respect thereto by Consultant or DVA, during the term of this Agreement, Consultant will not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director or in any other individual or representative capacity, engage or participate in any business that is in competition in an manner whatsoever with the business of the Company as currently contemplated, which is colorization, enhancement or restoration of television or theatrical movies or other programming.

17. Remedies. Without acknowledging the amount, nature or extent of possible damages in the event of a breach, prior to the actual occurrence of such breach, Consultant hereby acknowledges and agrees that the services rendered by Consultant to Company, and the information disclosed to Consultant during and by virtue of Consultant's consulting, are of a special, unique and extraordinary character, and the breach of any provision of the Agreement will cause the Company irreparable injury and damage, and consequently Company shall be entitled, in addition to all other remedies available to it, to injunctive and equitable relief to prevent a breach of this Agreement, or any part of it, and to secure the enforcement of this Agreement.

18. Modification of Agreement: It is agreed that this Agreement may be modified only by an express agreement between Consultant and CEO of Company, and that any such modification must be in writing and signed by both parties.


19. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. The parties agree that there is separate consideration for each provision of this Agreement and that all of the provisions of this Agreement are severable.

20. Entire Agreement: This Agreement is intended to set forth the entire agreement regarding Consultant's position as an independent contractor with the Company and cannot be changed or terminated orally. This Agreement supersedes all prior negotiations or agreements, whether oral or written regarding the terms and conditions of Consultant's position as an independent contractor with the Company (including but in no way limited to compensation and duration).

21. No Waiver: No waiver by any party hereto of a breach of any provision of this Agreement shall constitute a waiver of any preceding or succeeding breach of the same or any other provision hereof.

22. Governing Law: This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to the conflicts of laws principles thereof with respect to contracts wholly-negotiated and to be preformed in the State of California.


23. Non-Assignability by Consultant: This Agreement, and Consultant's rights and obligations hereunder, may not be assigned by Consultant except as expressly set forth herein. The Company may assign its rights, together with its obligations hereunder, to any affiliate, provided that the obligations of the Company hereunder shall be binding on its successors or assigns.

CAUTION: THIS AGREEMENT AFFECTS YOUR RIGHTS TO INNOVATIONS YOU MAKE DURING THE TERM OF YOUR CONSULTING SERVICES, AND RESTRICTS YOUR RIGHT TO DISCLOSE OR USE THE COMPANY'S PROPRIETARY INFORMATION DURING OR SUBSEQUENT TO THE TERM OF YOUR CONSULTING SERVICES. CONSULTANT HAS READ THIS AGREEMENT CAREFULLY AND UNDERSTANDS ITS TERMS AND HAS RECEIVED A COPY OF WRITTEN NOTIFICATION TO CONSULTANT CONTAINING CALIFORNIIA LABOR CODE SECTION 2870.





/s/  Michael Bruno
--------------------------------------
 (Consultant)


1/7/99
----------------
(date)




/s/  Gerald M. Wetzler
---------------------------------------
(American Film Technologies, Inc.)


Chairman and CEO
-----------------
(title)


1/7/99
-----------------
(date)